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                                                                   EXHIBIT 10.40

                         WAIVER AND FOURTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS WAIVER AND FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is dated for reference purposes only as of November 13, 2002, by and between Bank One, NA (as successor by merger to American National Bank and Trust Company of Chicago), a national banking association with its main office in Chicago, Illinois ("BANK"), and SPSS Inc., a Delaware corporation ("BORROWER").

                                    RECITALS:

         A. Bank has made loans and certain other financial accommodations to Borrower pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of June 1, 2000, as amended by First Amendment to Amended and Restated Loan Agreement dated as of January 26, 2001, the Waiver and Second Amendment to Amended and Restated Loan Agreement dated as of May 31, 2002 and the Wavier and Third Amendment to Amended and Restated Loan Agreement dated as of August 14, 2002 (collectively, the "EXISTING LOAN AGREEMENT").

         B. Borrower has failed to satisfy the requirements of Sections 6.1(a) and 6.1(c) of the Existing Loan Agreement for the fiscal quarter ending September 30, 2002 (the "EXISTING DEFAULTS"), and Borrower has requested that Bank waive the Existing Defaults.

         C. Bank has agreed to waive the Existing Defaults on the condition that
(i) Borrower amend certain provisions of the Existing Loan Agreement as provided in this Amendment, and (ii) Borrower complies with all other terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Incorporation of Recitals. Borrower hereby represents and warrants to Bank that the foregoing Recitals are (a) true and accurate, (b) an integral part of this Amendment and (c) hereby incorporated into this Amendment and made a part hereof. All terms capitalized but not expressly defined herein shall, for purposes hereof, have the respective meanings set forth in the Existing Loan Agreement.

         2. Amendments to Existing Loan Agreement.

         (a) Section 2.1(a) of the Existing Loan Agreement is hereby amended in its entirety to read as follows:


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         (A) REVOLVING LOANS. SUBJECT TO THE TERMS AND CONDITIONS HEREOF, BANK
         SHALL MAKE AVAILABLE TO BORROWER REVOLVING LOANS FROM TIME TO TIME IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED, AT ANY TIME OUTSTANDING, AN AMOUNT (THE "MAXIMUM PRINCIPAL AMOUNT"), EQUAL TO THE LESSER OF: (I) EIGHT MILLION FIVE HUNDRED THOUSAND DOLLARS ($8,500,000), MINUS LETTER OF CREDIT USAGE, OR (II) LOAN AVAILABILITY, MINUS LETTER OF CREDIT USAGE. THE LOANS SHALL BE FURTHER EVIDENCED BY THE REVOLVING A LOANS NOTE. THE LOANS SHALL BE FUNDED AND INTEREST SHALL ACCRUE AND BE PAID THEREON IN ACCORDANCE WITH THIS ARTICLE 2. THE ENTIRE UNPAID PRINCIPAL BALANCE PLUS ACCRUED BUT UNPAID INTEREST ON THE LOANS IS DUE AND PAYABLE ON THE REVOLVING A LOANS MATURITY DATE.

         3. Waiver. Subject to the full completion of the conditions set forth in Section 4, Bank hereby waives the Existing Defaults. Borrower and Bank hereby agree that the foregoing waiver of the Existing Defaults shall in no way be deemed to be a waiver or forbearance of any other default, any other Event of Default or any Unmatured Default, whether now existing or hereafter arising, under the Existing Loan Agreement or any other Loan Document.

         4. Effectiveness; Security Agreements.

         (a) Borrower shall have executed and delivered to Bank a copy of this Amendment.

         (b) Borrower shall have repaid to the Bank the amount by which the outstanding Loan balance exceeds $8,500,000.

         (c) Borrower shall have delivered to Bank a copy, certified by the secretary of the Borrower, of the resolutions of Borrower's board of directors authorizing the execution, delivery and performance of this Amendment.

         5. Post-closing Covenant. Borrower shall further take all action requested by Bank, in its sole discretion, necessary or desirable to create in favor of Bank a valid and perfected first priority pledge and security interest in and to all of the capital stock of each Subsidiary of Borrower hereafter identified by Bank to Borrower, and, in addition or in the alternative, as may be directed by Bank in its sole discretion, to cause any such Subsidiary to create in favor of Bank a valid and perfected first priority pledge and security interest in and to all of such Subsidiary's assets. Borrower will also take such further action with respect to perfecting Bank's existing security interests on Borrower's assets as Bank may hereafter request. Any action requested by Bank pursuant to this Section 5 shall be completed by Borrower within thirty (30) days after Borrower's receipt of Bank's request.

         6. Expenses. Upon demand by Bank therefor, Borrower shall reimburse Bank for all reasonable Costs, fees and expenses incurred by Bank or for which Bank becomes obligated, in connection with the negotiation, preparation and conclusion of

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this Amendment, including without limitation, reasonable attorney's fees, costs and expenses, lien search fees, costs and expenses, filing and recording fees and all taxes payable in connection with this Amendment.

         7. Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Loan Document or any amendments thereto (collectively, the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement or any other Loan Document, as amended by the amendments thereto, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

         8. Amendment. The Loan Documents and all rights and powers created thereby and thereunder are in all respects ratified and confirmed and shall remain in full force and effect, except as expressly modified hereby. From and after the date hereof, (a) the Existing Loan Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument and (b) the term "LOAN AGREEMENT" and all references to amendments thereof as used in the Loan Documents shall mean the Existing Loan Agreement as amended hereby.

         9. Jurisdictions. THIS AMENDMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY BANK IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. BORROWER HEREBY (i) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AMENDMENT; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (iii) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST BANK OR ANY OF BANK'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT OTHER THAN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR BANK'S RIGHT TO SERVE LEGAL PROCESS


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IN ANY MANNER PERMITTED BY LAW OR BANK'S RIGHT TO BRING ANY ACTION OR PROCEEDING
AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         10. Trial by Jury. TO THE EXTENT PERMITTED BY LAW, BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS.

         11. Representations. This Amendment shall be binding upon and inure to the benefit of the parties hereby and their respective successors and assigns. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

         (a) the execution and delivery of this Amendment, and the performance by Borrower of its obligations under this Amendment and the other Loan Documents as amended, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provisions of law or the Articles of Incorporation or By-Laws of Borrower or of any other agreement binding upon Borrower;

         (b) this Amendment, and each other instrument executed by Borrower concurrently herewith, is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (c) all of the representations and warranties of Borrower made in the Loan Documents are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date;

         (d) as of the date hereof, after giving effect to this Amendment, no Event of Default or Unmatured Default under the Loan Documents exists; and

         (e) this Amendment, the Existing Loan Agreement and each and every Other Agreement shall be a "credit agreement" under the Illinois Credit Agreements Act, 815 ILCS 160/1 et.seq. (the "ACT"), the Act applies to this transaction and any

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     action on or in any way related to each and every Loan Document shall be governed by the Act


     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Third Amendment to Amended and Restated Loan Agreement dated for reference purposes only as of November 13, 2002.


                                            SPSS INC.


                                            By: /s/ ROBERT BRINKMANN
                                                --------------------------------
                                            Title:  Assistant Secretary and
                                                    Treasurer


                                            BANK ONE, NA


                                            By: /s/ SHANE E. GREEN
                                                --------------------------------
                                            Title:  Assistant Vice President


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